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                                                                   Exhibit 10.13
                             MEDI-JECT CORPORATION
                                    FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT


     This Agreement is made and entered into this __ day of _____, ___, between Medi-Ject Corporation, a Minnesota corporation (the "Company"), and ______________, an individual resident of the State of ________ ("Employee").

     WHEREAS, the Company has adopted the Medi-Ject Corporation 1993 Stock Option Plan (the "Plan"), which permits issuance of stock options for the purchase of shares of the Company's common stock, $.01 par value (the "Common Stock"), and the Company has taken all necessary actions to grant the following option pursuant and subject to the terms of the Plan.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

     1.  Grant of Option.  The Company hereby grants Employee, on the date set
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forth above, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of _______ (____) shares of Common Stock at the option price of _______ ($___) per share on the terms and conditions set forth in this Option Agreement and in the Plan. It is understood and agreed that the option price is not less than the per share fair market value of such shares on the date of this Agreement. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code. A copy of the Plan will be furnished upon request of Employee.

     2.  Vesting of Option Rights.  The Option shall not be exercisable by
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Employee immediately upon the date of grant.  As otherwise provided in Section 3 of this Agreement, the Option may be exercised by Employee in accordance with the following schedule:

                                       Cumulative percentage of
     On or after each of                shares with respect to
     the following dates            which the Option is exercisable
     -------------------            -------------------------------
                                                   %

     Notwithstanding the foregoing, the Option may be exercised as to 100% of the shares of Common Stock for which the Option was granted on the date of a "change of control", as hereinafter defined. A "change in control" shall mean any of the following:
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     (i)    A sale of all or substantially all of the assets of the Company;

     (ii) The acquisition within any rolling twelve-month period of more than 80% of the Common Stock by any person or group of persons, except a Permitted Shareholder as hereinafter defined, acting in concert. A "Permitted Shareholder" means a holder, as of the date the Plan was adopted by the Company, of Common Stock;

     (iii) A reorganization of the Company wherein the holders of Common Stock receive stock in another company, a merger of the Company with another company wherein there is an 80% or greater change in the ownership of the Common Stock as a result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation;

     (iv) In the event that the Common Stock is traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of more than 50% of the then outstanding Common Stock and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission or; the commencement of or public announcement of an intention to make a tender offer for more than 50% of the then outstanding Common Stock; and

     (v) The Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

Employee understands that to the extent that the aggregate fair market value (determined at the time the Option was granted) of the Common Stock with respect to which all options, that are incentive stock options within the meaning of
Section 422 of the Code, are exercisable for the first time by Employee during any calendar year exceed $100,000, in accordance with Section 422(d) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

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     The Option shall terminate at the close of business on ______, _____ or such shorter period as is prescribed herein. Employee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

     3.  Exercise of Option after Death or Termination of Employment.  The
         -----------------------------------------------------------
Option shall terminate and may no longer be exercised if Employee ceases to be employed by the Company or its subsidiaries, except that:

          (a) If Employee's employment shall be terminated for any reason, voluntary or involuntary, other than death, disability (as set forth in section 3(c)) or Employee's gross and willful misconduct, then Employee may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Employee on the date of the termination of Employee's employment;

          (b) If Employee's employment is terminated as a result of Employee's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

          (c) If Employee dies in the employ of the Company or a subsidiary or Employee's employment is terminated because Employee has become disabled (within the meaning of Code section 22(e)(3)) while in the employ of the Company or a subsidiary, the Option may, within twelve (12) months after Employee's death or the date of termination for such disability, be exercised to the extent that Employee was entitled to exercise the Option on the date of Employee's death or termination of employment, if earlier, by Employee or Employee's personal representatives, if applicable, or by the person or persons to whom Employee's rights under the Option pass by will or by the applicable laws of descent and distribution;

provided, however, that the Option may not be exercised to any extent by anyone after the termination date of the Option.

          4.  Investment Representation.  Employee hereby represents and agrees
              -------------------------
that any shares of Common Stock which Employee may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933. Employee acknowledges that at the time of acquisition such shares will not be registered under either the federal or applicable state securities laws, and that the Company will be relying upon the foregoing investment representation in agreeing to issue such shares to Employee. Employee acknowledges that the transferability of such shares will be subject to restrictions imposed by all applicable federal and state securities laws and agrees that

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the certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

          5.  Method of Exercise of Option.  Subject to the foregoing, the
              ----------------------------
Option maybe exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office in Minneapolis, Minnesota. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made by check payable to the order of Company; or, at the discretion of the Company, (i) by delivering to the Company for cancellation shares of Common Stock already owned by Employee having a fair market value equal to the full purchase price of the shares being acquired, or (ii) a combination of cash and such shares. The fair market value of such shares shall be determined as provided in Section 5 of the Plan.

          6.  Miscellaneous.
              -------------

          (a) This Agreement shall not confer on Employee any right with respect to continuance of employment with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Neither Employee nor his legal representative, legatees or distributees, as the case may be, will be or will be deemed to be the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid.

          (b) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in paragraph (c) of Section 3, and during Employee's lifetime the Option is exercisable only by Employee.

          (c) If there shall be any change in the Common Stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

          (d) The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

          (e) If Employee shall dispose of any of the shares of Common Stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and

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the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the shares of Common Stock acquired upon exercise of the Option within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee.

          (f) Employee agrees to disclose neither the contents nor any of the terms and conditions of this Option to any other person, other than Employee's legal or tax advisors, heirs or the persons who will be Employee's personal representative upon Employee's death or legal incapacity.

          IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as of the date set forth in the first paragraph.


                                       MEDI-JECT CORPORATION


                                       By ______________________________________
                                         Its ___________________________________


                                       _________________________________________
                                       [Employee]

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